BESTWAY COACH EXPRESS INC.

Bus Leases 2198 and 3118

Commercial Transportation Lease Agreement

This Lease Agreement (the "Agreement") effective as of December 10, 1999 is entered into by and between Partnership Financial Services, Inc. d/b/a ABC Financial Services, a Delaware corporation ("Lessor"), and the undersigned (the "Lessee"). If more than one party executes this Agreement as Lessee, each shall be jointly and severally liable hereunder.

1. LEASE; DISCLAIMER. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor certain Vehicles for use in its business. Lessee's lease of a Vehicle shall be effective on the date Lessee accepts the Vehicle for Lease hereunder. Lessor hereby assigns the manufacturer's warranty to Lessee for the Lease Term. **LESSEE AGREES THAT LESSOR IS NOT THE MANUFACTURER, DESIGNER OR DISTRIBUTOR OF, THE VEHICLES AND THAT EACH VEHICLE IS OF A DESIGN SELECTED BY LESSEE AND SUITABLE FOR ITS PURPOSES. ALL VEHICLES ARE LEASED "AS IS." LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY VEHICLE INCLUDING, BUT NOT LIMITED TO: THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF A VEHICLE; THE DESIGN, QUALITY OR CAPACITY OF A VEHICLE; OR COMPLIANCE OF A VEHICLE WITH APPLICABLE LAW.**

2. DELIVERY. Lessee shall inspect a Vehicle at the location of delivery. Lessee's removal of a Vehicle from such location shall constitute acceptance of the Vehicle and Lessee's warranty to Lessor that the Vehicle conforms to Lessee's specifications. Lessee agrees that Lessee's obligation to pay rent and other amounts with respect to such Vehicle shall be unconditional and that Lessee shall not be entitled to any reduction of, or setoff against, such amounts (provided, however, that any such payment shall not prejudice Lessee's right to claim adjustment or reimbursement).

3. TERM OF AGREEMENT. This Agreement shall commence on the date set forth above, and continue until canceled or terminated by either party upon 30 days' written notice to the other. Notwithstanding termination, this Agreement shall remain in effect with respect to each Vehicle then leased until all terms and conditions of this Agreement are satisfied.

4. LEASE TERM. The noncancelable minimum Lease Term for each Vehicle is 367 days beginning upon the first periodic period payment date. Thereafter, the Lease Term may be renewed each payment period, provided that such renewals shall not extend the Lease term beyond the Lease term set in Exhibit C hereto.

5. OPERATION. Lessee shall operate the Vehicles solely in the United States (Lessee acknowledges that breach of such covenant could adversely affect Lessor's assumed tax benefits and thereby subject Lessee to liability therefore) and in accordance with applicable federal, state and local law governing the use, operation, maintenance or alteration of the Vehicles. Lessee agrees to repair the Vehicles and to maintain them in safe and good mechanical condition and running order. All additions to a Vehicle become the property of Lessor and shall be surrendered with the Vehicle. **NO VEHICLES MAY BE USED TO TRANSPORT HAZARDOUS SUBSTANCES.**

6. NET LEASE. Lessee covenants that it will pay all costs, expenses, fees, charges, fines, interest, and taxes, including, without limitation, sales, property and use taxes, incurred in connection with the Vehicle's titling, registration, delivery, purchase, sale, rental, modification, and arising from the ownership, operation or use of the Vehicle during its Lease Term regardless of when assessed or payable. If Lessor pays any of the foregoing amounts, Lessee shall promptly reimburse Lessor and pay Lessor's then current administrative charge.

7. TITLE; REGISTRATION. Lessee, at its own expense, will obtain all required registration plates, permits or licenses for the Vehicles. If Lessor pays for any of the foregoing, Lessee will promptly reimburse Lessor. Lessee agrees to properly title and register the Vehicles in Lessor's name and, if Lessee is in possession of the title, to promptly deliver the title to Lessor. Lessee will bear all costs and expenses, including Lessor's administrative fee, to correct incorrect titles.

8. RENTAL CHARGES. Lessee will pay rental for the Vehicles in accordance with the relevant Exhibits, as well as all other rental charges provided for in this Agreement. Notwithstanding any provisions hereof to the contrary, the failure of Lessee to receive an invoice for such payments or to receive invoices on a timely basis shall not excuse or otherwise modify payment terms provided for herein or in Exhibits hereto.

Lessee acknowledges that the periodic rental charges are based on a presumed after-tax return to Lessor. If any changes in federal or state tax laws or regulations (including a change in corporate income tax rate) cause Lessor's after-tax return to be reduced or impact the ability of Lessor to realize the full tax benefits contemplated herein, Lessor may, in compensation, prospectively adjust the periodic rental charges.

9. PAYMENT TERMS. Time is of the essence. If rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any. It is the intent of Lessor that it not receive directly or indirectly any amount in excess of that amount which may be legally paid. Any excess charges will be credited to Lessee or, upon request of Lessee, refunded. Lessee agrees to carefully review each invoice or other statement provided by Lessor. If Lessee identifies a billing error, Lessee will advise Lessor promptly and in such event, Lessor's sole liability and Lessee's exclusive remedy shall be appropriate adjustments in Lessee's account. All charges are based upon Lessor's standard operating routines, existing business policy and computer systems capabilities.

10. SURRENDER OF VEHICLES. At the end of the minimum Lease Term, Lessee may, and at the end of the Lease Term, Lessee shall, upon reasonable written notice to Lessor, either purchase the Vehicle for its then fair market value or return the Vehicle to Lessor by delivering the Vehicle to Lessor at a mutually agreed location. Upon surrender or, if not surrendered, at final disposition, the Vehicle shall be in good, safe and lawful operating condition. Surrender of the Vehicle shall not be effective until Lessor has actual physical possession of the Vehicle and has received all license plates, registration certificates, documents of title, odometer and damage disclosures and other documentation necessary for the sale of the Vehicle. If, upon Lessee request, Lessor accepts an offer to purchase a Vehicle from a Lessee or a purchaser identified by Lessee and Lessor does not take actual physical possession of the Vehicle, neither surrender nor sale shall be deemed to occur until Lessor delivers the certificate of title and receives payment. Any personal property in a Vehicle upon surrender shall be deemed abandoned and may be disposed of by Lessor without liability.

11. SALE OF VEHICLES. In the event Lessee elects not to exercise its purchase option, Lessor shall, and Lessee may, solicit from prospective purchasers wholesale cash bids for Vehicles. Such Vehicles shall be sold in a commercially reasonable manner. From the sales proceeds, Lessor shall deduct all unamortized acquisition fees, sales expenses paid or incurred by Lessor in undertaking such sale and any late fees, taxes or other amounts due with respect to the Vehicles, regardless of when assessed or payable, the balance remaining to constitute the Net Proceeds which shall be payable to Lessor. If Lessor sells any vehicle owned by Lessee or a third party, Lessee agrees that the sale of such vehicle shall be subject to the indemnity herein and to pay Lessor's then current sale fee.

12. TERMINAL RENTAL ADJUSTMENT. As an incentive to the Lessee to maintain the value of the Vehicle by good maintenance, repair and careful use

during its Lease Term, the parties agree that the enhancement or reduction in value shall be compensated as follows:

a. **Refund of Rental.** If the Net Proceeds from the sale to either Lessee or a third party exceed the Stipulated Loss Value (as defined in Exhibit S), Lessor shall retain an amount equal to the Stipulated Loss Value, and remit the excess to Lessee as a refund of rental.

b. **Rental Charge.** If the Net Proceeds from the sale to either Lessee or a third party are less than the Stipulated Loss Value, Lessee shall pay Lessor the amount of the difference between the Net Proceeds and the Stipulated Loss Value.

13. **INSURANCE.** Before delivery of any Vehicle, Lessee shall purchase from a responsible insurance company acceptable to Lessor and Lessee shall maintain, during the Lease Term of each Vehicle, the following coverages and deliver to Lessor a certificate thereof:

a. **Liability** insurance naming Lessor as an Additional Insured with limits of coverage as Lessor may require, but in no event less than $1 million combined single limit per occurrence ($5 million for Vehicles capable of transporting 9 or more passengers). No self-insured retention or deductible is permissible unless approved in writing by Lessor.

b. **Comprehensive and collision** insurance naming Lessor as Loss Payee with coverage for the actual cash value of each Vehicle and subject to a deductible no greater than the following amounts unless approved by Lessor: $5,000 for intercity coaches; $2,500 for school buses, shuttle buses and vans and ambulances; $1,000 for medium and heavy duty trucks and trailers, tool trucks, tow trucks and tire service trucks. Lessee shall also obtain no-fault insurance complying with applicable legal requirements. Lessee shall bear all risk of loss, damage or destruction to the Vehicle (which may exceed actual cash value), however caused, from the time of acceptance until surrender to Lessor.

c. **Conditions.** All insurance policies shall provide for 30 days' prior written notice to Lessor of any cancellation or reduction in coverage. Lessor has no obligation to examine insurance certificates or to advise Lessee if its insurance is not in compliance with this Agreement. Lessee authorizes Lessor to endorse Lessee's name to insurance checks related to the Vehicles and to take any actions to pursue insurance claims and recover payments if Lessee fails to do so.

d. **Casualty.** In the event for any reason a Vehicle becomes worn out, lost, stolen, destroyed or unusable (herein, each, a "Loss"), on the rental payment date next succeeding the occurrence of such Loss, Lessee shall pay to Lessor the sum of (x) the Stipulated Loss Value of the affected Vehicle (determined as of the rental payment date immediately preceding the date of such Loss), and (y) all rent and other amounts which are then due under this Agreement. Upon payment of all such sums, the term of this Lease as to such affected Vehicle shall terminate. So long as no event of default shall have occurred and be continuing, any insurance proceeds attributable to such Vehicle shall be payable to reimburse Lessee for the payments required hereunder up to the amount of the Stipulated Loss Value. Lessee understands that such Stipulated Loss Value may exceed the actual cash value of the Vehicle as determined by the insurer of the Vehicle and that Lessee remains required to pay the entire amount due hereunder.

14. INDEMNITY. LESSEE WILL INDEMNIFY AND DEFEND LESSOR (INCLUDING ANY OF ITS AFFILIATES) AGAINST ANY LOSS, LIABILITY OR CLAIM DIRECTLY OR INDIRECTLY RELATING TO THE OWNERSHIP, LEASE, MAINTENANCE, USE, CONDITION (INCLUDING BUT NOT LIMITED TO, PATENT AND LATENT DEFECTS WHETHER OR NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS OR THE CONDITION OF THE VEHICLE AT SURRENDER) OR SURRENDER OF ANY VEHICLE BETWEEN THE TIME OF DELIVERY TO LESSEE AND THE TIME OF SURRENDER. IF LESSOR SELLS ANY VEHICLE TO LESSEE, ANY OF ITS EMPLOYEES OR A PURCHASER FROM WHOM LESSEE OBTAINS AN OFFER, LESSEE'S COVENANTS OF INDEMNITY WITH RESPECT TO SUCH VEHICLE SHALL CONTINUE. THIS INDEMNITY IS ABSOLUTE AND UNCONDITIONAL AND INCLUDES CLAIMS OF NEGLIGENCE, STRICT LIABILITY, ENVIRONMENTAL LIABILITY AND BREACH OF WARRANTY, BUT DOES NOT EXTEND TO CLAIMS OR LIABILITY ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, ITS AGENTS OR EMPLOYEES. THIS INDEMNITY SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

15. **NATURE OF AGREEMENT. THE PARTIES INTEND ALL LEASES OF VEHICLES HEREUNDER TO BE TRUE LEASES.** Lessee has no right, title or interest in and to any Vehicle leased hereunder except as lessee, and Lessee has no option to purchase any Vehicle for any amount less than its fair market value. Lessor has the right to mark the Vehicle at any time stating its interest as owner and to receive and retain compensation related to the Vehicles from manufacturers, suppliers and vendors. Without prejudice to the intention of the parties that this Agreement be a true lease, Lessee hereby grants Lessor a security interest in the Vehicles, all vehicles and other equipment and property subject to other leases or loans with Lessor, and all proceeds, accessions, documents, instruments, accounts, chattel paper, equipment and general intangibles related thereto to secure all of Lessee's obligations under this or any other agreement with Lessor. Lessee hereby grants Lessor its power of attorney to act for and on behalf of Lessee in all matters pertaining to the titling and registration of Vehicles and the filing, recording or perfecting of Lessor's interest and title in the Vehicles, including execution of Uniform Commercial Code financing statements, and agrees to execute such other documents as may be necessary to effect or evidence such grant. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement.

16. **FINANCIAL STATEMENTS; INSPECTIONS.** The creditworthiness of Lessee and any guarantor is a material condition to this Agreement. Lessee shall provide Lessor with financial information reasonably requested by and satisfactory to Lessor each year of this Agreement. Nothing herein shall be construed to require Lessor to lease any vehicle. Lessor may inspect the Vehicles and related records at any time upon reasonable notice.

17. **DEFAULT; REMEDIES.** If Lessee shall fail to make the payments, maintain insurance coverage or title any Vehicle properly and in a timely manner, all as herein required or after 10 days' written notice shall fail to perform any of its other covenants under this Agreement, or Lessee or any guarantor shall (i) make an assignment for the benefit of creditors, or suffer a receiver or trustee to be appointed, or file or suffer to be filed any petition under any bankruptcy or insolvency law of any jurisdiction; or (ii) discontinue business; or (iii) dissolve, terminate, cease its corporate or partnership existence or die; or (iv) be in default under any other agreement it may have with Lessor or any parent, subsidiary or affiliate of Lessor; or (v) suffer a material adverse change in operating or financial condition which impairs Lessee's ability to perform its obligations hereunder or Lessor's title to or rights in the Vehicles; or (vi) make any representation or warranty herein, or in any document delivered to Lessor in connection herewith, which shall prove to be false or misleading in any material respect; or (vii) merge, consolidate, or undergo a change in controlling ownership; or (viii) be in default under any other agreement it may have with Lessor or any parent, subsidary or affiliate or Lessor; then in such event Lessee shall be in default under this Agreement. A default under the terms of this Agreement shall constitute a default under any other agreement Lessee has with Lessor, or any parent, subsidiary or affiliate of Lessor. Lessor shall have the right to offset any amounts due to Lessee against amounts due to Lessor and all rights and remedies available at law or in equity including, without limitation, the right to repossess any and all Vehicles leased hereunder (and for that purpose, Lessor or its agents may enter upon any premises owned by or under the control of Lessee or any of its employees or affiliates). Notwithstanding repossession and sale of any Vehicle, Lessor may recover from Lessee all damages sustained as a result of Lessee's default, and is not accountable to Lessee for any proceeds of any such sale. Such damages shall include but not be limited to: the full amount of rentals then due and unpaid, the Stipulated Loss Value of the Vehicles calculated pursuant to Exhibit S as of the rental payment date immediately preceding the default, and all other amounts of any nature due under this Agreement including, without limitation any amounts due as terminal rental adjustments, together

with all costs of collection and repossession including attorneys' fees and collection fees. All of Lessor's rights and remedies shall [illegible] exclusive.

18. **NO CONSEQUENTIAL DAMAGES.** In no event shall Lessor be liable for any loss of profits, other consequential damages or inconvenience resulting from any delay in delivery, theft, damage to, loss of, defect in or failure of any Vehicle, or the time consumed in recovering, repairing, adjusting, servicing, or replacing same and there shall be no abatement or apportionment of rental during such time. EXCEPT WITH RESPECT TO LESSEE'S OBLIGATIONS OF INDEMNITY HEREUNDER, EACH PARTY AGREES THAT: ITS SOLE AND EXCLUSIVE REMEDY FOR ANY MATTER OR CAUSE OF ACTION RELATED DIRECTLY OR INDIRECTLY TO ANY BREACH BY THE OTHER PARTY OF THIS AGREEMENT SHALL BE A CONTRACT ACTION; DAMAGES SHALL BE LIMITED TO ACTUAL AND DIRECT DAMAGES INCURRED; AND NO INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES WILL BE CLAIMED.

19. **ASSIGNMENTS.** LESSEE SHALL NOT ASSIGN, SUBLET, LIEN, ENCUMBER, OR TRANSFER ANY INTEREST IN ANY OF THE VEHICLES LEASED HEREUNDER OR ANY INTEREST IN THIS AGREEMENT TO ANY PARTY WITHOUT THE WRITTEN CONSENT OF LESSOR. ANY SUCH CONSENT BY LESSOR SHALL NOT RELIEVE LESSEE OF ITS OBLIGATIONS AND LIABILITIES. Lessor may assign all or any part of its right, title and interest in this Agreement or the Vehicles, including all receivables.

20. **RELATED ENTITLES.** Any Vehicles leased or operated by present or future subsidiaries, parents or affiliates of Lessee shall be within the terms and conditions of this Agreement, unless covered by a separate agreement with such subsidiary, parent or affiliate, and Lessee agrees that, in the event such subsidiary, parent or affiliate does not perform according to the terms and conditions of this Agreement, Lessee guarantees such performance.

21. **WAIVER OF JURY TRIAL. BOTH PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO ANY TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS DIRECTLY OR INDIRECTLY HEREUNDER.**

22. **GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE VEHICLES. THE PARTIES FURTHER AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING, DIRECTLY OR INDIRECTLY, FROM THIS AGREEMENT, SHALL BE LITIGATED, AT THE OPTION OF LESSOR, IN COURTS HAVING SITUS WITHIN THE STATE OF CONNECTICUT, AND LESSEE HEREBY CONSENTS TO THE PERSONAL JURISDICTION OVER LESSEE BY ANY LOCAL, STATE OR FEDERAL COURT SELECTED BY LESSOR THAT IS LOCATED WITHIN THE STATE OF CONNECTICUT. LESSEE WAIVES ANY OBJECTION TO VENUE IN ANY SUCH ACTION AND AGREES NOT TO DISTURB SUCH CHOICE OF FORUM BY LESSOR. LESSEE HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AND THAT SUCH SERVICE BY MAILING SHALL CONSTITUTE DUE AND PERSONAL SERVICE UPON LESSEE.**

23. **ODOMETER DISCLOSURE STATEMENT.** Federal law (and State law, if applicable) requires that Lessee as lessee disclose, and Lessee shall disclose, the mileage of each Vehicle to Lessor in connection with the transfer of ownership of the Vehicle. Failure to complete an odometer disclosure statement or making a false statement may result in fines and/or imprisonment. LESSEE AGREES TO PAY AN ADMINISTRATIVE FEE IF LESSEE FAILS TO PROVIDE A REQUIRED ODOMETER OR DAMAGE DISCLOSURE STATEMENT AT TIME OF SURRENDER.

24. **MODIFICATIONS.** This Agreement, its Exhibits, Schedules and amendments contain the entire understanding of the parties and merge all oral understandings. Purchase orders relating to Vehicles may be issued by Lessee for administrative convenience, but are subject to the terms and conditions of this Agreement and shall not amend or supplement it. **ANY MODIFICATIONS, CHANGES, OR AMENDMENTS MAY BE MADE ONLY IN A WRITING DULY SIGNED BY LESSEE AND LESSOR. FAILURE OF EITHER PARTY TO ENFORCE ANY RIGHT GRANTED HEREIN SHALL NOT BE DEEMED A WAIVER OF SUCH RIGHT.**

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized representatives.

LESSOR:	LESSEE:
Partnership Financial Services, Inc. d/b/a ABC Financial Services	Bestway Coach Express, Inc.
By: ______________	By: [signature] Wilson Shek Hong Cheng
Title: ______________	Title: President
Address: 11010 Prairie Lakes Drive, Eden Prairie, MN 55344	Address: 2 Mott Street, New York, NY 10013

EXHIBIT A

Acceptance Notice

To Schedule No. 001

Dated This ____________________

This Exhibit A is part of and subject to the Lease Agreement between **Partnership Financial Services, Inc.** d/b/a ABC Financial Services (**"LESSOR"**) and the undersigned (**"LESSEE"**).

Quantity	Year	Manufacturer	Serial Number	Model and Type of Equipment
1	2000	Van Hool	YE2TC13B4Y2043480	T2145 Intercity Coach
1	2000	Van Hool	YE2TC13B6Y2043481	T2145 Intercity Coach

The undersigned hereby confirms to LESSOR that the Vehicles referred to above have been delivered to and have been received by the undersigned; that all installation or other work necessary prior to the use thereof has been completed; that said Vehicles have been examined and/or tested and are in good operating order and condition and are in all respects satisfactory to the undersigned; and that said Vehicles have been fully accepted by the undersigned. **LESSEE: IF YOU EXECUTE THIS ACCEPTANCE NOTICE WITHOUT INSPECTING THE VEHICLES REFERRED TO HEREIN, YOU ASSUME ALL RESPONSIBILITY FOR ANY RESULTING LIABILITY AND ALL OF THE FOREGOING STATEMENTS WILL BE PRESUMED TRUE.**

Vehicles immediately listed above are located at: 2 Mott Street, New York, NY, 10013. The Vehicles will be titled and registered at this location.

LESSEE:
Bestway Coach Express Inc.

By: X [signature]
Wilson Shek Hong Cheng

Its: President

Date: X 12/11/99

Bus # 2198
3118

1002

EXHIBIT C
Rental Schedule No. 001
Uneven Rentals
Dated This ________________

This Exhibit C is a part of and subject to that certain Lease Agreement (hereinafter the "**Agreement**"), dated December 10, 1999, between the LESSOR and the LESSEE set forth below.

Number of Units	Capitalized Lessors Cost Per Unit	Manufacturer	VIN Number	Model and Type of Equipment	
1	$362,500.00	Van Hool	YE2TC13B4Y2043480	T2145	Intercity Coach
1	$362,500.00	Van Hool	YE2TC13B6Y2043481	T2145	Intercity Coach

Lease Term (In Months, exclusive of any interim rental period): 84

Mileage allowance: n/a
Excess mileage charge: n/a

The Capitalized Cost of each Vehicle is computed by adding the following amounts:

(i) The invoice price of the Vehicle including sales tax, if applicable; and
(ii) The invoice price of any authorized additions or modifications to the Vehicle made pursuant to LESSEE's request.

The Capitalized Cost of the Vehicle(s) is: $ 725,000.00

LESSEE shall pay to LESSOR the following rentals as specified herein:

1) Interim Rent: Not Applicable

2) Basic Term Rent: Commencing on ________________ and on the same day of each month thereafter, Lessee agrees to pay to Lessor Eighty Four (84) consecutive monthly rental payments as follows:

Payment 1 @	$ 10,000.00
2 @	$ 20,000.00
3 @	$ 0.00
4-13 @	$ 9,790.00
14-15 @	$ 0.00
16-25 @	$ 9,790.00
26-27 @	$ 0.00
28-37 @	$ 9,790.00
38-39 @	$ 0.00
40-49 @	$ 9,790.00
50-51 @	$ 0.00
52-61 @	$ 9,790.00
62-63 @	$ 0.00
64-73 @	$ 9,790.00
74-75 @	$ 0.00
76-84 @	$ 9,790.00

3) Advance Rent: Upon execution of this Exhibit, Lessee agrees to pay to Lessor the total amount of Ten Thousand and 00/100 Dollars ($10,000.00) of which Ten Thousand and 00/100 Dollars ($10,000.00) will be applied to the first rental as it becomes due and payable

LESSOR:
Partnership Financial Services, Inc. d/b/a ABC Financial Services

By: ________________________________

Title: ________________________________

LESSEE:
Bestway Coach Express Inc.

By: ________________________________
Wilson Shek Hong Cheng

Title: President

EXHIBIT L

Lessee Business Use Certification

Pursuant to Internal Revenue Code as amended

The undersigned ("**Lessee**") hereby acknowledges that the vehicles leased pursuant to the Lease Agreement by and between Partnership Financial Services, Inc. d/b/a ABC Financial Services ("**Lessor**") and Lessee are included in this certification.

1. Lessee certifies under penalties of perjury that it intends the Vehicle(s) leased pursuant to the Lease Agreement to be used more than fifty percent (50%) in the trade or business of Lessee; and

2. **Lessee has been advised by Lessor and acknowledges that LESSOR AND NOT LESSEE WILL BE TREATED AS THE OWNER OF THE VEHICLE(s) SUBJECT TO THE LEASE AGREEMENT FOR FEDERAL INCOME TAX PURPOSES.**

LESSEE:
Bestway Coach Express Inc.

By: X ____________________
Wilson Shek Hong Cheng

Title: President

Date: X 12/11/99

EXHIBIT S
To Schedule No. 001
Dated This ____________

STIPULATED LOSS VALUES

This Exhibit S is a part of and subject to that certain Lease Agreement, and other Exhibits thereto (hereinafter the "Agreement"), dated December 10, 1999 , between Partnership Financial Services, Inc. d/b/a ABC Financial Services, a Delaware corporation ("Lessor"), and Bestway Coach Express Inc. ("Lessee").

The Stipulated Loss Value of any Vehicle(s.) as of any date. shall be an amount equal to the product of (i) the original Capitalized Cost (as set forth in such Exhibit C) and (ii) the percentage indicated below opposite the Rental Period in which such date occurs. "Rental Period" shall mean any period commencing with the first (1st) day of the Term of Lease of such Vehicle(s) to and including the date on which the second rental payment is made and any rental payment date to and including the date immediately preceding the next rental payment date.

Rental Period in Which Termination Occurs	Stipulated Loss Percentage	Rental Period in Which Termination Occurs	Stipulated Loss Percentage
13	95.216	49	68.421
14	94.362	50	67.333
15	94.860	51	67.597
16	95.355	52	67.858
17	94.490	53	66.762
18	93.615	54	65.661
19	92.730	55	64.555
20	91.836	56	63.442
21	90.934	57	62.322
22	90.022	58	61.196
23	89.100	59	60.064
24	88.170	60	58.923
25	87.230	61	57.777
26	86.286	62	56.631
27	86.694	63	56.836
28	87.098	64	57.037
29	86.145	65	55.884
30	85.185	66	54.728
31	84.217	67	53.567
32	83.243	68	52.403
33	82.260	69	51.230
34	81.270	70	50.054
35	80.273	71	48.874
36	79.267	72	47.685
37	78.255	73	46.492
38	77.240	74	45.300
39	77.577	75	45.493
40	77.911	76	45.693
41	76.877	77	44.538
42	75.855	78	43.376
43	74.816	79	42.208
44	73.770	80	41.034
45	72.715	81	39.855
46	71.653	82	38.669
47	70.584	83	37.477
48	69.506	84	35.000

(NOTE: The foregoing table assumes that the Rental Payment for the Rental Period has been made.)

LESSOR:	LESSEE:
Partnership Financial Services, Inc. d/b/a ABC Financial Services	Bestway Coach Express Inc.
By: ____________	By: X [signature] Wilson Shek Hong Cheng
Title: ____________	Title: President
Date: ____________	Date: X 12/11/99.

Date: December 10, 1999

Partnership Financial Services, Inc. d/b/a ABC Financial Services
11010 Prairie Lakes Drive Suite 150
Eden Prairie, MN 55334

Gentlemen:

You (together with your successors and assigns, if any) are hereby irrevocably authorized and directed to deliver and apply the proceeds due under the assigned in connection with a lease to the undersigned evidenced by that Lease Agreement dated **December 10, 1999** and Equipment Schedule No. **001** dated ____________________ as follows:

To reimburse Bestway Coach Express, Inc.
Deposit to Vendor $ 4,500.00

This money to be applied towards advance rent.

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Very truly yours,

Bestway Coach Express Inc.

By: [signature]

Title: Wilson Shek Hong Cheng President

(6/91R020199)

INDIVIDUAL GUARANTY

Date: X 12/12 19 99

Partnership Financial Services, Inc. d/b/a ABC Financial Services
11010 Prairie Lakes Drive Suite 150
Eden Prairie, MN 55334

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively **"Account Documents"** and each an **"Account Document"**) to **Bestway Coach Express Inc.**, a **corporation** organized and existing under the laws of the State of **Maryland ("Customer")**, but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as **"Obligations"**). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the Undersigned. The Undersigned agrees that if it receives written notice of an assignment from you, the Undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The Undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The Undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the

liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, executors, administrators, and assigns, and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

THIS GUARANTY IS BEING EXECUTED BY THE UNDERSIGNED INDIVIDUALS IN THEIR OWN CAPACITY AND NOT AS A DIRECTOR, OFFICER, EMPLOYEE, OR REPRESENTATIVE FOR ANY CORPORATION OR OTHER ORGANIZATION.

WITNESS our hands on the day and year above written.

Signed in the presence of:

X _______________________

X _______________________

Print Name: Wilson Shek Hong Cheng
Address: 2336 West 13th Street
Brooklyn, NY
Telephone No.: 212-608-8988
X Social Security No.: 053-82-4657

(Sign and print your name only. DO NOT add any title or corporate office).

(6/91R020199)

INDIVIDUAL GUARANTY

Date: X 12/13 1999.

Partnership Financial Services, Inc. d/b/a ABC Financial Services
11010 Prairie Lakes Drive Suite 150
Eden Prairie, MN 55334

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to Bestway Coach Express Inc., a corporation organized and existing under the laws of the State of Maryland ("Customer"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the Undersigned. The Undersigned agrees that if it receives written notice of an assignment from you, the Undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The Undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The Undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the

liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall not be discharged or affected by the death of any of the undersigned, but shall bind their respective heirs, executors, administrators, and assigns, and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

THIS GUARANTY IS BEING EXECUTED BY THE UNDERSIGNED INDIVIDUALS IN THEIR OWN CAPACITY AND NOT AS A DIRECTOR, OFFICER, EMPLOYEE, OR REPRESENTATIVE FOR ANY CORPORATION OR OTHER ORGANIZATION.

WITNESS our hands on the day and year above written.

Signed in the presence of:

X ______________________

X ______________________

Print Name: Vivian Shek Fei Cheng

Address: 2336 West 13th Street
Brooklyn, NY

Telephone No.: 212-608-8988

X Social Security No.: 108-76-[illegible]

(Sign and print your name only. DO NOT add any title or corporate office).

2205 (6/91R020199)

CORPORATE GUARANTY

Date: X 12/12, 1999

Partnership Financial Services, Inc. d/b/a ABC Financial Services
11010 Prairie Lakes Drive Suite 150
Eden Prairie, MN 55334

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "**Account Documents**" and each an "**Account Document**") to **Bestway Coach Express Inc.**, a corporation organized and existing under the laws of the State of **Maryland** ("**Customer**"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "**Obligations**"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the Undersigned. The Undersigned agrees that if it receives written notice of an assignment from you, the Undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The Undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The Undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

2001 (6/87)

CORPORATE LESSEE'S BOARD OF DIRECTORS RESOLUTION

The undersigned hereby certifies: (i) that she/he is the Secretary of **Bestway Coach Express Inc.**; (ii) that the following is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the 11 day of Dec., 19 99.; and (iii) that said resolutions have not been amended, rescinded, modified or revoked, and are in full force and effect:

"**RESOLVED,** that each of the officers of this Corporation, whose name appears below:

2205 (6/91R020199)

CORPORATE GUARANTY

Date: X 12/12, 19 99

Partnership Financial Services, Inc. d/b/a ABC Financial Services
11010 Prairie Lakes Drive Suite 150
Eden Prairie, MN 55334

To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "**Account Documents**" and each an "**Account Document**") to **Bestway Coach Express Inc.**, a corporation organized and existing under the laws of the State of Maryland ("**Customer**"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "**Obligations**"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the Undersigned. The Undersigned agrees that if it receives written notice of an assignment from you, the Undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The Undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The Undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

Bestway Tour & Travel, Inc.

By: X ______________________
(Signature)

Title: X President
(Officer's Title)

ATTEST: X ______________________
Secretary/Assistant Secretary

Stockholders Certification

We, the undersigned, being all of the stockholders of **Bestway Tour & Travel, Inc.** (**"Guarantor"**), the corporation which is about to execute a guaranty of the obligations of **Bestway Coach Express Inc.** (**"Customer"**) in favor of **Partnership Financial Services, Inc. d/b/a ABC Financial Services** (together with its successors and assigns, if any, the **"Lessor"**), do hereby certify to such Lessor that it is to the benefit of the Guarantor to execute such guaranty, that the benefit to be received by the Guarantor from such guaranty is reasonably worth the obligations thereby guaranteed, that the Guarantor is authorized to execute said guaranty, and that the persons executing the same on behalf of the Guarantor are duly authorized to do so in their named capacity and to thereby bind the Guarantor to the terms of said instrument as therein set forth.

Dated: X 12/12, 1999

_________________ (L.S.)

_________________ (L.S.)

_________________ (L.S.)

_________________ (L.S.)

_________________ (L.S.)

Billing Id.	Invoice No.	Due Date
4096135-001	4096135-001	12/10/99
	Current Due	**Total Due**
	$5,795.00	$5,795.00

Make checks payable and remit to:

Partnership Financial Services, Inc. d/b/a ABC Financial Services
1506 30th Street NW
Faribault, MN 55021
ATTN Gregg Goedde

Bestway Coach Express Inc.
2 Mott Street Suite 705
New York, NY 10013

To ensure proper credit–detach along dotted line and return upper portion with payment. Please do not staple or fold.

Billing Id.	Customer No.	Office Id.	CUSTOMER SERVICE
4096135-001	999752443	8C07	1-800-348-6309
Invoice No.	Invoice Date	**Due Date**	**Total Due**
4096135-001	12/10/99	12/10/99	$5,795.00

Bestway Coach Express Inc.
2 Mott Street Suite 705
New York, NY 10013

Account	Due Date	Description	Amount
4096135-001	12/10/99	**First Advance Rent** **Documentation Fee** **Deposit to Vendor** **Tire Credit (vin 43479)**	$ 10,000.00 295.00 <2,000.00> <2,500.00>

Retain this portion

ST-121.1 (2/98)

New York State Department of Taxation and Finance

To purchasers and sellers: Read all instructions carefully before issuing or accepting this certificate.

New York State and Local Sales and Use Tax

Exemption Certificate for Tractors, Trailers, Semitrailers, or Omnibuses

This certificate may be used only to make tax exempt purchases of the qualifying vehicles, property, and services listed.

To seller: You must collect the tax on a sale of taxable property or services unless the purchaser gives you a properly completed exemption document not later than 90 days after delivery of the property sold or service rendered. In addition, you must keep the certificate for at least three years as explained in the instructions.

Name of vendor			Name of purchaser		
Partnership Financial Services, Inc.			Bestway Coach Express, Inc.		
Street address			Street address		
11010 Prairie Lakes Drive			2 Mott Street, Suite 705		
City	State	ZIP code	City	State	ZIP code
Eden Prairie,	MN	55344	New York	NY	10012

☐ Blanket certificate ☐ Single-purchase certificate

Enter all applicable identification numbers:

Registered sales tax vendors: Enter your vendor ID#	Highway use tax filers: Enter your highway use tax #
Movers of household goods: Enter your NYS or Federal DOT ID#	Omnibus owners: Enter your Certificate of Authority # FHA Cert. No. MC-324847C

This purchase or lease is exempt from sales and use tax for the following reason(s): *(check all applicable boxes)*

For tractors, trailers, or semitrailers (*see definitions on back*):

☐ a qualifying tractor, trailer, or semitrailer

☐ tangible personal property for installation on qualifying tractors, trailers, or semitrailers for their equipping, maintenance, or repair

☐ installation, maintenance, or repair services performed on qualifying tractors, trailers, or semitrailers, or performed on tangible personal property installed on these vehicles

For omnibuses (*see definitions on back*):

☒ a qualifying omnibus

☐ parts, equipment, and lubricants used in operating a qualifying omnibus

☐ installation, maintenance, or repair services performed on a qualifying omnibus, or performed on parts or equipment used in the operation of the omnibus

This certificate may not be used to purchase the following:

- Non-qualifying vehicles or omnibuses
- Motor fuel or diesel motor fuel
- Services for, or property to be installed on, non-qualifying vehicles
- Equipment not installed as part of a qualifying tractor, trailer, or semitrailer (such as hand tools, road flares, and road reflectors) unless sold as part of the original equipment
- Shop equipment (service jacks, tire changers, parts washers, battery chargers, and truck and tractor washers)

If you issue a false or fraudulent exemption certificate with intent to evade tax you will be subject to a penalty of 100% of the tax that would otherwise have been due, as well as a penalty of $50 for each certificate issued. You will also be subject to a fine of up to $10,000 ($20,000 for a corporation) and the possible revocation of your sales tax registration. In addition, the tax not paid may be assessed at any time.

I, the undersigned, hereby certify that the above statements are true and complete.

Type or print name and title of owner, partner, officer of corporation, etc. Wilson Shek Hong Cheng, President	Date 12/11/99
Signature of owner, partner, officer of corporation, etc. X [signature]	

DEC 10 1999 13:35 507 333 5659 PAGE.09